SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)     July 13, 2004
                                                   -----------------




                             LINENS 'N THINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                     1-12381                    22-3463939
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(State or Other Jurisdiction        (Commission               (I.R.S. Employer
    of Incorporation)               File Number)             Identification No.)




6 Brighton Road, Clifton, New Jersey                                 07015
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(Address of Principal Executive Offices)                           (Zip Code)




Registrant's telephone number, including area code      (973) 778-1300
                                                      -------------------



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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 12.     Results of Operations and Financial Condition

Attached and being furnished hereby as Exhibit 99.1 is a copy of a press release of Linens 'n Things, Inc. (the "Company") dated July 13, 2004, reporting Company's estimated sales and earnings results for the second quarter of 2004. Such estimated earnings results constitute "forward looking" information within the meaning of The Private Securities Litigation Reform Act of 1995.


The press release regarding the Company's 2004 estimated second quarter sales and earnings results and expected future results include and, where indicated, exclude the expected impact of EITF 02-16. The expected impact of EITF 02-16 is further detailed in, and reconciled to generally accepted accounting principles
(GAAP) as part of the press release. In the Company's view, in discussing its historical and expected future results and financial condition, in order to better measure and to assist the analysis of the Company's period to period operating performance it is important for management and investors to be provided operating performance measures which identify the impact of the EITF 02-16 accounting change on operating results and financial condition. In addition, management feels that is important for investors to understand the manner in which management evaluates the Company's period to period operating performance, thus the inclusion of these non-GAAP measures is intended to provide an additional metric for reviewing performance that management internally uses to evaluate performance on a comparative period-to-period basis in terms of absolute performance and trend performance. Such information is supplemental to information presented in accordance with GAAP, is not intended to represent a presentation in accordance with GAAP, and should not be considered as a substitute for, or superior to, measures of financial performance prepared and presented in accordance with GAAP.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LINENS 'N THINGS, INC.



Dated: July 13, 2004                        By: /s/ William T. Giles
                                                --------------------------------
                                                Name:  William T. Giles
                                                Title: Executive Vice President,
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX

       Exhibit No.       Description
       -----------       -----------

         99.1            Press Release of Linens 'n Things, Inc., dated July 13,
                         2004.